                                                                                                                        February 1, 2013

DREYFUS VARIABLE INVESTMENT FUND:
INTERNATIONAL VALUE PORTFOLIO

Supplement to Prospectus
dated May 1, 2012

The following information supersedes and replaces any contrary information contained in the section of the prospectus entitled "Fund Summary – Portfolio Management."

The fund's investment adviser is The Dreyfus Corporation.  Investment decisions for the fund are made by a team of portfolio managers that has managed the fund since June 2011.  The team members are Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith is a senior portfolio manager at The Boston Company Asset Management, LLC (TBCAM), an affiliate of The Dreyfus Corporation.  Mr. Smith has been a portfolio manager of the fund since September 2002 and has been the fund's lead portfolio manager since January 2013.  Mr. Henry is a senior managing director and senior portfolio manager at TBCAM and has been a portfolio manager of the fund since June 2002.  Both of the portfolio managers are dual employees of The Dreyfus Corporation and TBCAM and they manage the fund in their capacity as employees of The Dreyfus Corporation.

The following information supersedes and replaces any contrary information contained in the third paragraph of the section of the prospectus entitled "Fund Details – Management."

Investment decisions for the fund are made by a team of portfolio managers that has managed the fund since July 2011.  The team members are Clifford Smith, the lead portfolio manager, and D. Kirk Henry.  Mr. Smith has been a portfolio manager of the fund since September 2002 and has been the fund's lead portfolio manager since January 2013.  Mr. Smith is a senior portfolio manager at The Boston Company Asset Management Company LLC (TBCAM), an affiliate of The Dreyfus Corporation (Dreyfus), where he has been employed since 1998.  Mr. Smith has been a dual employee of TBCAM and Dreyfus since 2000.  Mr. Henry has been a portfolio manager of the fund since June 2002 and is a senior managing director and senior portfolio manager at TBCAM where he has been employed since 1994.  He has been a dual employee of TBCAM and Dreyfus since 1996.